UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Annapolis Bancorp, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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[GRAPHIC OMITTED]

1000 Bestgate Road, Suite 400

Annapolis, Maryland 21401

(410) 224-4455

April 16, 2010

Dear Stockholder:

You are cordially invited and encouraged to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Annapolis Bancorp, Inc. (the “Company”), the holding company for BankAnnapolis (the “Bank”), Annapolis, Maryland, which will be held on May 20, 2010, at 6:00 p.m., Eastern Daylight Savings Time, at the BankAnnapolis Headquarters Building, 1000 Bestgate Road, Annapolis, Maryland 21401.

The attached Notice of the Annual Meeting and the Proxy Statement describes the formal business to be transacted at the Annual Meeting. Directors and officers of Annapolis Bancorp, Inc., as well as a representative of Stegman & Company, the Company’s independent registered public accounting firm, will be present at the Annual Meeting to discuss the Company and the Bank and respond to any questions that our stockholders may have.

The Board of Directors of Annapolis Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote “FOR” each matter under consideration.

Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated.

On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

Sincerely,

/s/ Richard M. Lerner
Richard M. Lerner
Chairman and CEO

ANNAPOLIS BANCORP, INC.

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 20, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Annapolis Bancorp, Inc. (the “Company”) will be held on May 20, 2010, at 6:00 p.m., Eastern Daylight Savings Time, at the BankAnnapolis Headquarters Building, 1000 Bestgate Road, Annapolis, Maryland 21401, for the following purposes:

(1)	To elect five directors;

(2)	To approve, on a non-binding basis, the compensation of the Company’s Named Executive Officers;

(3)	To ratify the selection of Stegman & Company as independent registered public accountants for the fiscal year ending December 31, 2010; and

(4)	To transact any other business that may properly come before the meeting, and at any adjournments thereof, including whether or not to adjourn the meeting.

Only those holders of record of Common Stock as of the close of business on March 22, 2010, are entitled to notice of and to vote at the 2010 Annual Meeting of Stockholders and any adjournments or postponements thereof.

Please sign, date and mail the accompanying proxy in the enclosed, self-addressed, stamped envelope, whether or not you expect to attend the meeting in person. You may revoke your proxy at any time before it is exercised by delivering to the secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. You may also withdraw your proxy at the meeting should you be present and desire to vote your shares in person. All stockholders are cordially invited to attend. For directions to attend the Annual Meeting of Stockholders and vote in person, please call Ms. Rita D. Demma at 410-224-4455.

By Order of the Board of Directors

/s/ Rita D. Demma
Rita D. Demma
Secretary

Annapolis, Maryland

April 16, 2010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

To Be Held on May 20, 2010

The Proxy Statement and 2009 Annual Report are available at www.bankannapolis.com

ANNAPOLIS BANCORP, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 20, 2010

Solicitation and Voting of Proxies

This Proxy Statement is being mailed on or about April 16, 2010, to the stockholders of Annapolis Bancorp, Inc. (the “Company”) in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 20, 2010, at 6:00 p.m., Eastern Daylight Savings Time, and at any adjournments or postponements thereof, at the BankAnnapolis Headquarters Building, 1000 Bestgate Road, Annapolis, Maryland 21401.

Regardless of the number of shares of common stock owned, it is important that stockholders be represented by proxy or in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted FOR the approval and ratification of the specific proposals presented in this proxy statement.

Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

The cost of solicitation of proxies on behalf of the Board of Directors of the Company will be borne by BankAnnapolis (the “Bank”). Proxies may be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, without compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities and Principal Holders Thereof

Stockholders are entitled to one vote for each share of common stock, par value $.01 per share (the “Common Stock”) registered in their names on the stock transfer books of the Company at the close of business on March 22, 2010, the record date fixed by the Board of Directors (the “Record Date”). At March 22, 2010, the Company had outstanding 3,908,662 shares of Common Stock entitled to vote at the Annual Meeting.

The presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting for the election of directors and for the other proposals. Votes withheld from a director nominee, abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum exits.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote “FOR” the election of the nominee proposed by the Board of Directors, or to “WITHHOLD” authority to vote for the nominee being proposed. Directors are elected by a plurality of votes cast, without regard to proxies as to which authority to vote for the nominee being proposed is withheld. Starting this year, if you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal.

As to the approval, on a non-binding advisory basis, of the Company’s named executive officers’ compensation, by checking the appropriate box, you may (i) vote “FOR” the item; (ii) vote “AGAINST” the item; or (iii) “ABSTAIN” with respect to the item. Compensation shall be approved, on a non-binding advisory basis, by a majority of the votes cast, without regard to either (i) broker non-votes; or (ii) proxies marked “ABSTAIN” as to that matter. Because the shareholder vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee may take into account the outcome of the vote when considering future executive compensation arrangements.

As to the ratification of Stegman & Company as independent registered public accounting firm of the Company, by checking the appropriate box, you may (i) vote “FOR” the item; (ii) vote “AGAINST” the item; or (iii) “ABSTAIN” with respect to the item. All such matters shall be determined by a majority of the votes cast, without regard to either (i) broker non-votes; or (ii) proxies marked “ABSTAIN” as to that matter.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Common Stock as of March 22, 2010, by each of the Company’s directors, nominees and named executive officers, as hereinafter defined, by each person known by the Company to own beneficially more than 5% of the Company’s voting securities, and by all the executive officers and directors of the Company as a group, including the number of shares beneficially owned by and percentage ownership of each such person as of that date. Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Securities Exchange Act of 1934, as amended (the” Exchange Act”), that owned more than 5% of the Company’s Common Stock as of the Record Date. The information is based upon filings made by such persons pursuant to the Securities Exchange Act of 1934.

Name and Address of Beneficial Owner	Number of Shares Owned (1)		Percent of Class
Joseph G. Baldwin 808 Homestead Lane Crownsville, MD 21032	6,250		0.16%

Walter L. Bennett, IV 327 Broad Creek Drive Edgewater, MD 21037	7,514		0.19%

Clyde E. Culp, III 1907 Hidden Point Road Annapolis, MD 21401	12,291	(2)	0.31%

Kendel S. Ehrlich 2016 Monticello Drive Annapolis, MD 21401	6,863		0.18%

F. Carter Heim 1842 Kimberwicke Place Annapolis, MD 21401	17,775	(3)	0.45%

Patsy J. Houck 12308 Farmfield Drive Monrovia, MD 21770	9,242		0.24%

Richard E. Hug 992 Stonington Drive Arnold, MD 21012	10,919		0.28%

Robert E. Kendrick, III 850 Thicket Court Odenton, MD 21113	27,522	(4)	0.70%

Stanley J. Klos, Jr. 76 Chautaugua Road Arnold, MD 21012	49,417	(3)	1.26%

Lawrence E. Lerner 2711 Washington Avenue Chevy Chase, MD 20815	1,613,672		41.28%

Richard M. Lerner 400 Beards Dock Crossing Annapolis, MD 21403	265,204	(5)	6.79%

M. John Miller, Jr. 2008 Haverford Drive Crownsville, MD 21032	6,066		0.16%

Loretta J. Mueller 3926 Calawasse Road Edgewater, MD 21037	9,242		0.24%

Edward J. Schneider 9 Scottsdale Court Lutherville, MD 21093	10,000	(6)	0.26%

Lawrence W. Schwartz 10854 Country Pond Lane. Oakton, VA 22124	47,113	(3)	1.21%

Ermis Sfakiyanudis 2813 Durmont Court Annapolis, MD 21401	15,613	(3)	0.40%

Clifford T. Solomon 9 Riverview Road Severna Park, MD 21146	11,891	(2)	0.30%

Ronald M. Voigt 12007 Backus Drive Bowie, MD 20720	6,000	(7)	0.15%

Executive Officers and Directors as a group (18 persons)	2,132,594	(8)	54.56%

(1)	Information relating to beneficial ownership of Common Stock is based upon “beneficial ownership” concepts set forth in rules of the Securities and Exchange Commission under Section 13(d)3 of the Exchange Act. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power” which includes the power to vote or direct the voting of such security, or “investment power” which includes the power to dispose or to direct the disposition of such security. A person is deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities in which he has no beneficial interest. For instance, beneficial ownership may include spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations, or deferred compensation plans which are affiliated with the principal.

(2)	Each includes options to purchase 7,110 shares of Common Stock which are exercisable within 60 days of March 22, 2010 and are included with shares outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by each of Mr. Culp and Dr. Solomon.

(3)	Each includes options to purchase 8,888 shares of Common Stock which are exercisable within 60 days of March 22, 2010 and are included with shares outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by each of Messrs. Heim, Klos, Schwartz, and Sfakiyanudis.

(4)	Includes options to purchase 24,262 shares of Common Stock which are exercisable within 60 days of March 22, 2010 and are included with shares outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by Mr. Kendrick.

(5)	Includes options to purchase 33,333 shares of Common Stock which are exercisable within 60 days of March 22, 2010 and are included with shares outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by Mr. R. Lerner.

(6)	Includes a grant of 5,000 shares of restricted stock and 5,000 restricted share units that have vested or will vest within 60 days of March 22, 2010 and are included with shares outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by Mr. Schneider.

(7)	Includes a grant of 4,000 shares of deferred share units that have vested or will vest within 60 days of March 22, 2010 and are included with shares outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by Mr. Voigt.

(8)	Includes options to purchase and restricted share grants of 121,367 shares of Common Stock which are exercisable or vest within 60 days of March 22, 2010 and are included with shares outstanding of Common Stock for the purpose of computing the percentage of outstanding Common Stock beneficially owned by all directors and executive officers as a group.

PROPOSALS TO BE VOTED ON AT THE MEETING

PROPOSAL 1. ELECTION OF DIRECTORS

The number of directors of the Company is set at twelve (12). The Company’s Articles of Amendment and Restatement currently provide that the Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the entire board shall permit, with directors of each class being elected for three-year terms at each Annual Meeting. The term of four directors of the Company will expire at the time of the Annual Meeting or when their respective successors are elected and qualified. Five directors are to be elected at the Annual Meeting. Each of the nominees is currently a member of the Bank’s Board. Four of the eleven incumbent directors have been nominated to be elected to hold office until the 2013 Annual Meeting or until their respective successors are elected and qualified or until their earlier resignation or removal. These nominees are Ms. Kendel S. Ehrlich and Messrs. Clyde E. Culp, III, Stanley J. Klos, Jr. and Richard M. Lerner. The new director, Mr. Richard E. Hug has been nominated to be elected to hold office until the 2012 Annual Meeting or until his successor is elected and qualified or until the earlier of his resignation or removal. The Board of Directors has determined that all of the current directors listed with the exception of Messrs. Lawrence E. Lerner and Richard M. Lerner are “independent” pursuant to Rule 4200 of The NASDAQ Stock Market (“NASDAQ”) regarding general independence of directors, which constitutes, as required, a majority of the Board. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected a director. Shareholders of the Company are not permitted to cumulate their votes for the election of directors.

The proxies solicited hereby, unless directed to the contrary, will be voted FOR the election as directors of the five nominees listed in the following table. Directors are elected by a plurality of votes cast. Each nominee has consented to serve as a director, if elected. The Board of Directors has no reason to believe that any nominee will be unwilling or unable to serve as a director but, if for any reason any nominee is not willing or able to serve as a director, the accompanying proxy will be voted FOR a substitute nominee chosen by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FIVE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information Concerning Nominees

The following table sets forth information as of the Record Date concerning persons nominated by the Board of Directors for election as directors of the Company to serve until the Annual Meeting of Stockholders previously designated or until their successors have been elected and qualified or until their earlier resignation or removal. Except as indicated, the nominees have been officers of the organizations named below or of affiliated organizations as their principal occupations for more than five years.

Nominee

Name of Director	Age, Principal Occupation, Position with the Company and the Bank
Richard E. Hug	Mr. Hug, age 75, is Chairman and CEO of Hug Enterprises, Inc., a firm specializing in business and real estate investment and consulting, a Baltimore based company Mr. Hug started in 1991. Prior to starting Hug Enterprises, Inc., Mr. Hug served as President, Chairman and Chief Executive Officer of Environmental Elements Corporation from 1983 until his retirement in 1995. Mr. Hug remained a director and Chairman Emeritus of Environmental Elements until its sale in 2006. Mr. Hug has previously served on the board of Maryland National Bank from 1986 to 1993 and has been active on the boards of the National Aquarium in Baltimore, the Kennedy Krieger Institute, the United Way of Central Maryland and the Duke University School of the Environment.

Our Board of Directors concluded that Mr. Hug should serve as a director of the Company. The Board based its conclusions on his past experience on other boards including seven years as a director of Maryland National Bank from 1986 to 1993 and his success as an executive and business owner. Mr. Hug has been a Director of the Bank since May 2009.

Nominees and Directors serving until 2010

Name of Director	Age, Principal Occupation, Position with the Company and the Bank
Clyde E. Culp, III	Mr. Culp, age 67, is actively involved in building the Pusser’s Caribbean Grille restaurant brand presence in the U.S. Further, he is an investor and Chairman of Duke and King Holdings, a 100-unit Burger King franchise in the Midwest and Chairman of bd’s Mongolian Grille, a 37-unit Asian stir-fry concept franchisor. Mr. Culp has consulted with several businesses through his company, Culp Enterprises, LLC, and has an extensive background in hotel and restaurant management dating back to the 1970’s. Mr. Culp is a resident of Annapolis and serves on the boards of several non-restaurant companies. During the period from December 2006 to December 2008 Mr. Culp served on the board of Restaurant Acquisition Partners, Inc., a single purpose acquisition company.

Our Board of Directors concluded that Mr. Culp should serve as a director of the Company. The Board based its conclusions on his years of serving in executive management roles for companies he has owned and operated as well as his years as a director of the Company. Mr. Culp has been a Director of the Company and the Bank since 2004.

Kendel S. Ehrlich	Ms. Ehrlich, age 48, an attorney, is the former First Lady of the State of Maryland. A resident of Annapolis, Ms. Ehrlich worked in various capacities at Comcast Cable between 1997 and 2007. Prior to joining Comcast, Ms. Ehrlich worked for five years as a prosecutor with Harford County, Maryland and for five years as a public defender with Anne Arundel County, Maryland. Ms. Ehrlich has served on various charitable boards including GBMC Hospital, Cystic Fibrosis of Maryland and the Maryland Woman’s Heritage Center. Ms. Ehrlich currently co-hosts a radio talk show.

Our Board of Directors concluded that Ms. Ehrlich should serve as a director of the Company. The Board based its conclusions on her years of experience on other high profile boards as well as her business acumen gained from her education and work place experience. Ms. Ehrlich has been a Director of the Company and Bank since 2007.

Stanley J. Klos, Jr.	Mr. Klos, age 58, became Vice-Chairman of the Bank in 2003 and has served as a Director of the Company and Bank since 1997. Mr. Klos has practiced law in Anne Arundel and Prince George’s Counties since 1977. He is currently a partner with the firm of Klos, Lourie and Leahy, P.A. He is a member of the Maryland, District of Columbia, Anne Arundel County, and Prince George’s County Bar Associations. Mr. Klos, a resident of Arnold, is active in community affairs and serves on the boards of directors of the 21st Century Education Foundation and the Baltimore Washington Medical Center Foundation, and as chairman of the board of the Hospice of the Chesapeake, Inc.

Our Board of Directors concluded that Mr. Klos should serve as a director of the Company. The Board based its conclusions on his thirteen years of experience on the Company’s Board as well as the experience he has gained while being a managing partner in several local law firms.

Richard M. Lerner	Mr. Lerner, age 50, has served as Chief Executive Officer of the Company since 1999 and became Chairman in 2001. He has also served as Chairman of the Bank since 1999. In 2002, Mr. Lerner was appointed President and Chief Executive Officer of the Bank. From 1984 to 1999, Mr. Lerner was President of White Flint Builders, Inc., a residential development and construction company located in Bethesda, Maryland. Mr. Lerner earned a Masters in Business Administration from the A. B. Freeman School of Business at Tulane University in 1983. A resident of Annapolis, Mr. Lerner has been a Director of the Company and the Bank since their inception. Mr. Lerner currently serves as chairman of the boards of Hospice of the Chesapeake Foundation and the Foundation for Community Partnerships. He is the son of Lawrence E. Lerner, also a Director of the Company and Bank.

Our Board of Directors concluded that Mr. Lerner should serve as a director of the Company. The Board based its conclusions on his over twenty years of service on the Company’s Board as well as his experience as a business owner.

Information Concerning Continuing Directors and Executive Officers

The following tables set forth information as of the Record Date concerning directors and executive officers of the Company and the Bank whose terms of office will continue after the 2010 Annual Meeting. As indicated, some directors will serve until the 2010 Annual Meeting, and other directors will serve until the 2011 or 2012 Annual Meeting. Except as indicated, the directors and executive officers have been involved with the organizations named below or affiliated organizations for more than five years.

Directors serving until 2011

Name of Director	Age, Principal Occupation, Position with the Company and the Bank
Lawrence E. Lerner	Mr. Lerner, age 77, has been active in real estate development in the Washington, D.C. metropolitan area for over 40 years. He has been involved in the development and construction of two regional shopping centers, several other commercial developments, and more than 2,800 apartment units. Mr. Lerner manages his real estate investments, comprised of various partnership interests in entities which own real estate. He has been a Director of the Company and the Bank since their inception. Mr. Lerner is the father of Richard M. Lerner, a Director of the Company and the Bank.

Our Board of Directors concluded that Mr. Lerner should serve as a director of the Company. The Board based its conclusions on Mr. Lerner’s 40 plus years of managing his own real estate development company and over twenty years of service on the Company’s Board of Directors.

Lawrence W. Schwartz	Mr. Schwartz, age 55, is a certified public accountant who has operated CPA firms since 1984 and currently is a partner with PBGH, LLP, an accounting and business consulting firm. Mr. Schwartz has served since 1997 as an adjunct professor of accountancy at The George Washington University. Mr. Schwartz also serves on the board of First Virginia Community Bank. Mr. Schwartz has been a Director of the Company since 1997 and a Director of the Bank since its inception.

Our Board of Directors concluded that Mr. Schwartz should serve as a director of the Company. The Board based its conclusions on his 25 plus years of managing CPA firms as well as his educational experience and thirteen years of experience on the Company’s Board of Directors.

Ermis Sfakiyanudis	Mr. Sfakiyanudis, age 41, presently serves as President and CEO of eTelemetry, Inc., an Annapolis-based network technology firm. Mr. Sfakiyanudis has been with eTelemetry since 2005. Mr. Sfakiyanudis is also a founding Principal of Sigma Engineering, Inc. Mr. Sfakiyanudis joined Sigma in 1993. Mr. Sfakiyanudis has a Civil Engineering Degree from the University of Maryland and is a Maryland registered Professional Engineer. Mr. Sfakiyanudis has been a Director of the Company and the Bank since 2000.

Our Board of Directors concluded that Mr. Sfakiyanudis should serve as a director of the Company. The Board based its conclusions on his experience as a business owner and his experience as a director on other high profile local boards. Mr. Sfakiyanudis also has ten years of experience as a current Director of the Company.

Clifford T. Solomon	Dr. Solomon, age 48, is a neurosurgeon affiliated with Johns Hopkins University Hospital and the University of Maryland Hospital, where he is an assistant professor of neurosurgery. Dr. Solomon is also director of the Maryland Neurological Institute in Annapolis. Dr. Solomon, a resident of Severna Park, is a member of numerous professional societies and in 2003 co-created “Angels of the OR,” a foundation to provide surgery to critical patients who could not otherwise afford it. Dr. Solomon has been a Director of the Company and the Bank since 2004.

Our Board of Directors concluded that Dr. Solomon should serve as a director of the Company. The Board based its conclusions on his education and experience as a business owner and director on other local boards as well as his six years of experience on the Company’s Board of Directors.

Directors serving until 2012

Name of Director	Age, Principal Occupation, Position with the Company and the Bank
Joseph G. Baldwin	Mr. Baldwin, age 46, is President and CEO of Reliable Contracting Company, Inc., an Anne Arundel County-based site work and road and highway construction company. Mr. Baldwin was recognized with the 2007 Ernst and Young Entrepreneur of the Year® Award in the Construction and Contracting Services category. Mr. Baldwin has previously served on the Boards of the Community Bank of Maryland located in Bowie, Maryland and F&M Bank of Maryland headquartered in Bethesda, Maryland. Mr. Baldwin has been a Director of the Company and the Bank since 2008.

Our Board of Directors concluded that Mr. Baldwin should serve as a director of the Company.

The Board based its conclusions on his successful management of his own contracting company, his past experience serving as a director on other bank boards, and his two years of experience on the Company’s Board of Directors.

Walter L. Bennett, IV	Mr. Bennett, age 53, is President and owner of Skip Bennett Marine LTD, a company he founded in 1973. A resident of Edgewater, Mr. Bennett has been active in the marine trades in Anne Arundel County for 30 years. He currently owns and operates Hartley Marine, Inc. and South River Marina in Edgewater, Maryland. Mr. Bennett is a current member and past president of the Washington Area Marine Dealers Association and a current member of the Marine Trades Association of Maryland. Mr. Bennett has been a Director of the Company and the Bank since 2005.

Our Board of Directors concluded that Mr. Bennett should serve as a director of the Company. The Board based its conclusions on his successful ownership and management of a number of local marine trade businesses as well as his experience on other local boards and his five years of experience on the Company’s Board of Directors.

F. Carter Heim	Mr. Heim, age 56, is a Certified Public Accountant who has been in practice since December 1975 and is a member of the board of directors of the American Institute of Certified Public Accountants and past President of the Maryland Association of CPAs. Mr. Heim is also currently treasurer and a member of the board of directors of the Annapolis and Anne Arundel County Chamber of Commerce. Mr. Heim is President of HeimLantz, Professional Corporation. Prior to establishing his own firm, Mr. Heim was Executive Vice President of Hammond & Heim, Chartered. Mr. Heim has been a Director of the Company and Bank since 2000.

Our Board of Directors concluded that Mr. Heim should serve as a director of the Company. The Board based its conclusions on his successful ownership and management of his own CPA firm, as well as his ten years of service on the Company’s Board of Directors. Mr. Heim’s experience as a past director of the Maryland Association of CPAs and his current experience as a director of the American Institute of Certified Public Accountants add to his experience base.

Executive Officers (who are not also Directors)

Name of Executive Officer	Age, Principal Occupation, Position with the Company and the Bank
Patsy J. Houck	Ms. Houck, age 47, is Senior Vice President and Chief of Operations for the Bank, a position she has held since 2007. Previously, Ms. Houck was Senior Vice President and Manager of Branch Administration and Operations for the Bank for the period 2002 through 2007. Prior to joining the Bank in 1999, Ms. Houck held similar positions with Mellon Bank (MD).

Robert E. Kendrick, III	Mr. Kendrick, age 64, is Senior Vice President and Chief Credit Officer of the Bank, a position he has held since joining the Bank in 1999. Prior to joining the Bank, Mr. Kendrick held similar positions from 1967 through 1999 with Citizens National Bank of Laurel, Bank of Maryland, Sterling Bank & Trust Co. of Baltimore, and NationsBank.

M. John Miller, Jr.	Mr. Miller, age 60, is Senior Vice President and Chief Commercial Real Estate Officer of the Bank, a position he has held since 2009. Prior to joining Bank management, Mr. Miller served as a consultant to the Bank in a commercial real estate lending capacity since 2007. From 1998 to 2007, Mr. Miller held the position of Senior Vice President at Annapolis Bank & Trust, where he specialized in commercial real estate lending. Mr. Miller started his career at Maryland National Bank in the mid-1970s and in addition to his experience as a banker, in recent years he has also developed properties and operated a custom homebuilding business.

Loretta J. Mueller	Ms. Mueller, age 47, is Senior Vice President and Chief Marketing Officer of the Bank, a position she has held since 2007. Ms. Mueller joined the Bank in 1990 and has held various positions with the Bank including Senior Vice President and Manager of Marketing and Branch Sales and Service for the period from 2003 through 2007.

Edward J. Schneider	Mr. Schneider, age 48, is Chief Financial Officer and Treasurer of the Company and Senior Vice President, Chief Financial Officer and Treasurer of the Bank, positions he has held since joining the Company and the Bank in 2009. Prior to joining the Company, Mr. Schneider was Senior Vice President and Controller of CitiFinancial (a division of Citigroup) from 2005 until 2009 with responsibility for accounting and corporate governance for the division’s consumer finance branch network in the United States, Canada and Puerto Rico.

Ronald M. Voigt	Mr. Voigt, age 44, is Senior Vice President and Chief Business Development Officer of the Bank, a position he has held since 2007. Prior to joining the Bank Mr. Voigt was with Bank of America from 1989 to 2007 where he most recently held the position of Senior Vice President and Market Credit Officer covering Anne Arundel, Baltimore, Howard County and the Eastern Shore with primary duties that included expanding relationships with Commercial clients

Committees

The Company and the Bank have standing joint Audit and Compensation Committees. The Company does not have a standing Nominating Committee. The members of each of the named committees serve at the discretion of the Board of Directors.

The Audit Committee examines accounting processes, reviews financial disclosures and meets privately outside the presence of Company and Bank management with the independent registered public accountants to discuss internal accounting control policies and procedures. The Committee reports on such meetings to the Boards of Directors. The Committee selects the independent registered public accountants, reviews the performance of the independent registered public accountants in the annual audit and in assignments unrelated to the audit, and reviews the fees of the independent registered public accountants. The Audit Committee operates under the written charter it has adopted, which is reassessed for adequacy on an annual basis and is available on our website at www.bankannapolis.com.

Messrs. Heim (Chairman), Culp and Schwartz currently serve as members of the Audit Committee. Messrs. Heim, Culp and Schwartz are “independent” pursuant to Rule 4200 of the NASDAQ regarding general independence of directors. None has ever been an employee of the Company or any subsidiary. The Audit Committee met thirteen (13) times during 2009. The Committee’s report appears on page 16 of this proxy statement. The Board of Directors has determined that Mr. Heim and Mr. Schwartz are the “audit committee financial experts” as that term is defined in Item 407(d)(5) of Regulation S-K.

The Compensation Committee consists of Messrs. Klos (Chairman), Hug and Sfakiyanudis and Ms. Ehrlich. The Committee reviews and determines salaries and other benefits for members of the Board of Directors and executive and senior management persons of the Company and its subsidiaries. The Committee determines which employees shall be granted stock options, the terms of such grants, and reviews incentive and other compensatory plans and arrangements. The Committee has delegated its authority to administer the Employee Stock Purchase Plan to Mr. R. Lerner and Ms. Margaret Faison, a Senior Vice President of the Bank. The Compensation Committee uses a variety of tools to determine appropriate salary increases and bonus payments including measurements of inflation, industry outlooks, outside compensation consultants and other experts for survey data and other information as it deems appropriate. All of the members of the Compensation Committee are “independent” pursuant to Rule 4200 of the NASDAQ regarding general independence of directors. The Compensation Committee met three (3) times during 2009. The Compensation Committee operates under the written charter it has adopted, which is reassessed for adequacy on an annual basis and is also available on our website at www.bankannapolis.com.

Nominees for election to the Board of Directors of the Company and the Bank are either selected or recommended for the Board’s selection by a majority of the independent members of the Board of Directors. The Board of Directors believes that the independent members of the Board of Directors can satisfactorily carry out the responsibility of properly selecting or approving nominees for the Board of Directors without the formation of a standing nominating committee. The independent members of the Board of Directors believe that there is a meaningful relationship between diverse boards and improved corporate financial performance. As such, when recommending a new member to the Board the independent members of the Board of Directors who participate in the consideration of director nominees take into consideration the diversification of the Board primarily as it relates to business experience. The independent members of the Board of Directors who participate in the consideration of director nominees select nominees whose experience and education cover a broad spectrum of service and industry relevant to our business needs. The nominees are selected with backgrounds and skills that relate strongly to the client base of the Company. The independent members of the Board of Directors who participate in the consideration of director nominees are Joseph G. Baldwin, Walter L. Bennett, IV, Clyde E. Culp, III, Kendel S. Ehrlich, F. Carter Heim, Stanley J. Klos, Jr., Lawrence W. Schwartz, Ermis Sfakiyanudis and Clifford T. Solomon. Pursuant to Rule 4200 of the NASDAQ regarding general independence of directors, all such board members are “independent.” As there is no standing nominating committee, the Company does not have a nominating committee charter in place. The independent directors met one (1) time during 2009 in their nominating capacity.

The independent directors will consider stockholder nominations submitted to them in writing in care of the Company if such nominations are timely submitted. To be considered timely, the nominations must be received at least thirty (30) but not more than sixty (60) days prior to the Annual Meeting if the Company has given at least forty (40) days prior notice of the meeting. Otherwise, such nominations should be submitted within ten (10) days of the Company first giving notice of the Annual Meeting. The written notice must set forth certain information specified in the Company’s Certificate of Incorporation. The Company did not receive any stockholder nominations in connection with the Annual Meeting.

In identifying and evaluating nominees for director, the Board considers diversity, among other factors and whether the candidate has the highest ethical standards and integrity and sufficient education, experience and skills necessary to understand and wisely act upon the complex issues that arise in managing a publicly-held company. To the extent the Board does not have enough information to evaluate a candidate, the Board may send a questionnaire to the candidate for completion in enough time for Board consideration. The Board will annually assess the qualifications, expertise, performance and willingness to serve of existing directors. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and/or unique situation who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective or skill set. If at this time or at any other time during the year the Board of Directors determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, an “independent” director, pursuant to Rule 4200 of the NASDAQ, designated by the Board will then initiate the search. While conducting the search the “independent” director will utilize staff support, seek input from other directors and senior management, and consider any nominees previously submitted by stockholders. An initial slate of candidates satisfying the qualifications set forth will then be identified and presented to all independent directors. The independent directors will then prioritize the candidates and determine if other directors or senior management have relationships with the preferred candidates and can initiate contacts. To the extent feasible, all of the independent members of the Board of Directors will interview the prospective candidates. Evaluations and recommendations of the interviewers will be submitted to the whole Board for final evaluation. The Board will meet to consider such information and to select candidates for election or appointment to the Board.

Stockholder Communications with the Board of Directors

The Company has established procedures for stockholders to communicate directly with the Board of Directors on a confidential basis. Stockholders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of the Company at 1000 Bestgate Road, Suite 400, Annapolis, Maryland 21401. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. If a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is “confidential.” The Secretary will then forward such communication, unopened, to the Chairman of the Board of Directors.

About the Board of Directors

The Board of Directors of the Company and the Bank met eleven (11) times during 2009. Each director of the Company attended at least 75% of the total number of meetings of the Board and all Board Committees on which he or she served during the period that he or she has been a director or served on such Committees with the exception of Messrs. Bennett and Solomon. Mr. Bennett attended 74% of all Board and Committee meetings and Dr. Solomon attended 73% of all Board and Committee meetings.

Board Leadership Structure and Role in Risk Oversight

Mr. R. Lerner serves as both the Chairman and Chief Executive Officer of the Company and as Chairman, President and Chief Executive Officer of the Bank. The Board believes that the Company’s Chief Executive Officer is best qualified to serve as Chairman. Mr. Lerner has served on the Company’s Board for over twenty years and therefore he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer brings company-specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

One of the key responsibilities of the Board is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the combined role of Chairman and Chief Executive Officer, together with an independent Lead Director having the duties described below, is in the best interest of stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

Lead Director

Stanley J. Klos, Jr., an independent director who serves as the Vice Chairman of the Bank’s Board of Directors, was selected by the Board to serve as the Lead Director. The Lead Director is responsible for chairing meetings of the Board when the Chairman is excused or absent, for chairing any executive session of the Company’s independent directors and for calling special meetings of the independent directors. The Lead Director conducts discussions among independent directors on nominations for directors of the Company. The Lead Director also acts as liaison between the Chairman and the independent directors. The Lead Director provides leadership and counsel to the independent directors with an emphasis on the appropriate roles and responsibilities of the independent directors. He enhances the effective functioning of the independent directors by facilitating communications and collaboration between and among them. In conjunction with the Chairman of the Board, he provides leadership to the Board in reviewing and deciding upon matters that exert major influence on the manner in which the Company’s business is conducted. The Lead Director acts in coordination with the Chairman in all matters concerning Board governance and risk management.

Risk Oversight

Members of management attending each Board and Committee meeting are responsible for reporting on the Company and Bank’s financial results, day-to-day operations and risk management. Management is responsible for identifying potential material risks and implementing appropriate controls to mitigate risks. Information is presented to the Board of Directors about the various risks facing us and key risk indicators are reviewed by the Board in detail. In addition, each of the Board committees considers risks within its areas of responsibility.

Our Board has two standing committees—Audit and Compensation. Each of the Board committees is comprised solely of independent directors, with each of the two committees having a separate chair. One of the key responsibilities of the Board is to develop strategic direction for the Company, and provide management oversight for the execution of that strategy. The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s financial, strategic and operational issues, as well as the risks associated with each. At the committee level:

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The Audit Committee oversees management of financial risks including those related to internal controls, the annual financial audit, and financial reporting, and oversees the Company’s accounting and financial processes, reporting on such matters to the full Board. The Audit Committee’s agendas include discussions of individual risk areas throughout the year.

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The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s and its subsidiaries’ compensation plans and arrangements. The Compensation Committee reviews the Company’s compensation plans to ensure they do not subject the Company to unnecessary or excessive risk or encourage the Company’s officers to take any unnecessary or excessive risk.

While each committee is responsible for evaluating and overseeing the management of such risks, the Board of Directors is regularly informed through committee reports about such risks.

Director Compensation

The Company pays no Board or committee fees. Directors of the Bank received fees for each Board and committee meeting attended in 2009 in the amount of $425 per Board of Directors meeting, $325 per Audit Committee meeting and $250-$325 per other committee meetings. The Chairman of each Committee receives an additional $100 per Committee meeting attended. If a director elects to participate in a Board or Committee meeting via telephone then the standard meeting fee is reduced by $100. Each director, with the exception of Ms. Ehrlich and Mr. R. Lerner, also received an annual retainer of $5,000 paid in restricted share units of Annapolis Bancorp, Inc. stock that vested 100% as of January 23, 2010. Ms. Ehrlich received $10,000 in restricted share units. Mr. R. Lerner received no fees for attendance at Board or committee meetings as he is a full-time employee of the Bank.

Directors are encouraged to attend annual meetings of stockholders. All Directors with the exception of Messrs. L. Lerner and Schwartz attended the prior year’s annual meeting.

DIRECTOR COMPENSATION (1)

(a)	(b)	(c)	(d)	(e)	(f)
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Options Awards ($)	All Other Compensation ($)	Total ($)
Joseph G. Baldwin	4,577	5,000	—	—	9,577
Walter L. Bennett, IV	5,152	5,000	—	—	10,152
Clyde E. Culp, III	8,377	5,000	7,535	—	20,912
Kendel S. Ehrlich	6,253	10,000	—	35,328	51,581
F. Carter Heim	12,427	5,000	—	—	17,427
Richard E. Hug	3,300	—	—	—	3,300
Stanley J. Klos, Jr.	8,727	5,000	—	(2)	13,727
Lawrence E. Lerner	5,477	5,000	—	—	10,477
Lawrence W. Schwartz	7,877	5,000	—	—	12,877
Ermis Sfakiyanudis	5,052	5,000	—	—	10,052
Clifford T. Solomon	2,802	5,000	7,535	—	15,337

(1)	Mr. R. Lerner does not receive compensation as a director of the Company or the Bank.
(2)	Mr. Klos’ legal firm received payments totaling $27,052 for services rendered.

Notes to Columns:

(b)	Directors’ earned fees for attending Bank meetings. No fees are paid for attending Company meetings. Fees were paid for all Bank Board of Directors meetings at a rate of $425 per meeting. Fees were paid for Committee meetings at a rate of $250 per meeting with the exception of Audit Committee meetings, for which fees were paid at a rate of $325 per meeting.

(c)	Each Director, with the exception of Directors Ehrlich and R. Lerner, received a $5,000 retainer for services rendered in 2009 payable in restricted share units (“RSU”) that vested 100% on January 23, 2010. Director Ehrlich received a retainer of $10,000 payable in RSUs that vested 100% on January 23, 2010. The market value of the RSUs was set at $2.50 per share, the closing price of Annapolis Bancorp, Inc. stock on February 19, 2009. The grant would have been forfeited if the director left before the grant vested.

(d)	The dollar value reported for stock options reflects their expense for 2009 which has been recognized in the Company’s financial statements as determined under FASB guidance based on the Black-Scholes valuation method. Stock options were granted in prior years to directors elected prior to May 2005 after the directors had served a minimum of one year on the Board. The options were priced at the average of the bid and ask price on the date of the grant. These options vest at a rate of 20% per year over five years. The aggregate number of common shares subject to outstanding stock awards for each director on December 31, 2009 were as follows: Baldwin (zero shares), Bennett (zero shares), Culp (8,888 shares), Heim (8,888 shares), Hug (zero shares), Klos (8,888 shares), L. Lerner (8,888 shares), Schwartz (8,888 shares), Sfakiyanudis (8,888 shares) and Solomon (8,888 shares).

(e)	In addition to the director fees paid to Ms. Ehrlich, Ms. Ehrlich was paid $35,328 in fiscal 2009 for consulting services, pursuant to a consulting agreement between her and the Bank.

Executive Compensation

The Company’s and the Bank’s executive compensation program for our named executive officers (“NEOs”) is administered by the Compensation Committee of the Board of Directors. Our NEOs include our Chairman, President and Chief Executive Officer (“CEO”), our Chief Financial Officer (“CFO”) and the next most highly compensated officer listed in the Summary Compensation Table.

The Compensation Committee is responsible for the strategic direction of the Company’s executive compensation structure including recommending cash compensation, incentive compensation, and equity based awards as an inducement to attract and retain qualified managers and employees and for plans in which most employees of the Bank participate, such as health and welfare plans and the 401(k) plan.

The Compensation Committee met in March and September of 2009 and February and March of 2010 to review the Company’s executive compensation plans. The Committee determined that the Company’s executive compensation program does not encourage the NEOs to take unnecessary and excessive risks that threaten the value of the Company, and that no further changes to the program were required for this purpose.

In addition to the requirements under the TARP set forth above, the recently enacted American Recovery and Reinvestment Act of 2009 (the “ARRA”) contains a number of significant new limitations on executive compensation for TARP participants. The Compensation Committee has reviewed the new requirements and incorporated them into its executive compensation programs.

Independent of the Company’s participation in the TARP, the Company’s executive management determined that no NEO would receive any bonus or incentive compensation in 2009. Although the Board of Directors recognizes the importance and value of incentive based compensation, it appears its ability to effectively use such compensation tools will be limited under the current and potentially forthcoming regulations. As a result, the Board of Directors intends to continue to review the Company’s overall compensation program to determine what actions may be necessary to continue to fulfill its objectives while complying with these limitations. The Company has historically conservatively compensated its executive officers while maintaining key talent and has never engaged in the practice of using extravagant compensation packages or perquisites to reward executive officers. The Board of Directors intends to continue to apply these long-held philosophies in setting future compensation within the limits of the TARP and any other applicable regulations.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid by the Company or the Bank and earned by each of our NEOs for the fiscal year ended December 31, 2009.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name and Principal Position	Year	Salary $	Stock Awards $	Option Awards $	Non-equity Incentive Plan Compensation $	All Other Compensation $	Total $
Richard M. Lerner Chairman, President & CEO of the Company and Bank	2009 2008	235,000 244,038	— —	— —	— —	8,770 8,123	243,770 252,161
Edward J. Schneider SVP & CFO of the Bank, Treasurer & CFO of the Company & Bank	2009	117,788	122,500	—	—	235	240,523
M. John Miller, Jr. SVP & Chief Commercial Real Estate Officer of the Bank	2009	32,308	79,750	—	—	87,605	199,663

Notes to Columns:

(c)	Base Salary – In general, base salaries for each NEO are established based on (1) technical expertise, (2) a salary grade and compensation range corresponding to the individual’s level of responsibility, (3) proven organizational performance, and (4) the competitive market. Each NEO is expected to achieve certain performance standards within his or her area of expertise including elements of leadership, job competency, regulatory adherence and strategic thinking to receive an annual merit salary increase. The Compensation Committee, with the input of the CEO, assesses the level of attainment of those standards for the purpose of granting annual merit-based salary increases for the other NEOs. The Compensation Committee with the input of the Board of Directors assesses the performance of the CEO for the purpose of determining and adjusting the CEO’s salary. Mr. Lerner, being an officer of the Company and Bank, receives no compensation as a director of the Company or the Bank.

(d,e)

Stock Awards and Option Awards – The Company believes that the granting of stock options, restricted share unit awards, and other stock awards are an appropriate means to compensate NEOs by aligning their interests with those of the stockholders. The Company maintains three stock compensation plans, namely: (i) the 1997 Employee Stock Option Plan (the “1997 Plan”), (ii) the 2000 Stock Incentive Plan (the “2000 Plan”), and (iii) the 2006 Annapolis Bancorp, Inc. Stock Incentive Plan (the “2006 Plan”) which the shareholders of the Company approved on May 18, 2006. No future awards may be made under the 1997 and 2000 Plans. The 2006 Plan allows for up to 200,000 shares to be granted to directors, officers and employees. Mr. Schneider, pursuant to terms of his employment received a grant of 10,000 restricted shares and 25,000 restricted share units that vest over a period ranging from two to five years. The fair market value of the awards granted to NEO Schneider is $122,500. None of the grants have vested. NEO Miller, pursuant to terms of his employment, received a grant of 5,000 restricted shares that vested immediately and a grant of 22,500 restricted shares that vest 5,000 shares, 7,500, shares and 10,000 shares on each of the next three anniversaries of NEO Miller’s employment, respectively. The fair market value of the awards granted to NEO Miller is $79,750.

(f)	Non-equity Incentive Plan Compensation – Awards are granted to NEOs on a discretionary basis although the Compensation Committee strongly considers, and has established guidelines based on, the extent to which the Company achieves annual performance objectives as established by the Board of Directors and the Compensation Committee. Performance objectives typically include the metrics derived from the Company’s operating plan including return on average assets (ROAA) and return on average equity (ROAE). A range of potential bonus awards are determined at the beginning of the year by the Compensation Committee and are accrued throughout the year. For the year ended December 31, 2009 the Company did not achieve its Operating Plan goals and no bonus awards were granted to employees eligible for such awards.

(g)	Other Compensation – Other Compensation includes retirement and welfare benefits. The Bank maintains a 401(k) plan which provides an employer matching contribution equal to $0.50 on the dollar up to 10% of an executive’s compensation or the maximum amount allowable by law. The amounts in column (g) in addition to the 401(k) plan match reflect for each NEO imputed income on group term life insurance coverage. Prior to NEO Miller becoming an employee of the Bank in October 2009 he was engaged as a consultant by the Bank. NEO Miller received $87,605 in fiscal 2009 for consulting services, pursuant to a consulting agreement between him and the Bank.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

		Option Awards					Stock Awards
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name Grant Date		Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, or units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Richard M. Lerner, CEO	Apr. 2000 Dec. 2002	8,888 —	— 33,333	— —	2.42 4.14	Apr. 2010 Dec. 2012	— —	— —	— —	— —

Edward J. Schneider CFO	April 2009 April 2009	— —	— —	— —	— —		10,000 25,000	31,000 77,500	— —	— —

M. John Miller, Jr.	October 2009	—	—	—	—		22,500	69,750	—	—

(b)	All options listed above vest at a rate of 20% per year over the first five years of the ten-year option term. All options granted prior to December 31, 2004 have fully vested.

(g)	The restricted share award of 10,000 shares granted in April 2009 to NEO Schneider vests in two equal installments beginning April 27, 2010. The market value on the date of issue of the grant was $3.50 per share. The deferred restricted share unit award of 25,000 shares granted in April 2009 to NEO Schneider vests ratably at 20% per year over the first five years of NEO Schneider’s employment with the Bank. Issuance of the shares is deferred until the fifth anniversary of NEO Schneider’s employment. The restricted stock award of 22,500 shares granted in October 2009 to NEO Miller vests 5,000 shares on the first anniversary, 7,500 shares on the second anniversary and 10,000 shares on the third anniversary of NEO Miller’s employment. The market value on the date of issue of the grant was $2.90 per share. The market value of the restricted stock units and restricted stock awards was $3.10 at December 31, 2009.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
	(a)	(b)	(c)	(d)
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
M. John Miller, Jr.	—	—	5,000	14,500

(c)	On October 5, 2009 restricted awarded to NEO Miller totaling 5,000 shares vested. The 5,000 shares on the date of grant had a market value of $14,500.

OTHER POTENTIAL POST-EMPLOYMENT PAYMENTS

Post-employment Severance and Change-in-Control Benefits – The following table sets forth the payments each of the NEOs is entitled to in the event of a termination of employment by reason of death, disability, termination without just cause, or change-in-control of the Company subject to TARP compensation limitations.

	Total amount payable upon termination of employment
(a)	(b)	(c)	(d)	(e)
Name	Death ($)	Disability ($)	Without Just Cause ($)	Change-in- Control ($)
Richard M. Lerner, CEO	292,268	114,268	42,268	42,766
Edward J. Schneider, CFO	385,500	180,500	—	108,500
M. John Miller, Jr.	319,750	141,750	—	69,750

(b)	In the event of an NEO’s death, the NEO’s beneficiaries are eligible to exercise the vested stock options awarded to the NEOs or receive the restricted stock awarded to the NEO as applicable. Additionally, the Bank provides insurance coverage of two times the NEO’s salary up to a maximum of $250,000.

(c)	In the event of the disability of the NEO, the NEO is entitled to exercise the vested stock options awarded to the NEO, or receive the restricted stock awarded to the NEO as applicable, with the table reporting the excess of the fair market value of a share of our common stock on December 31, 2009 ($3.10) over the exercise price for the respective stock options and the value of the restricted shares at the December 31, 2009 price of $3.10 per share. The NEOs are also entitled to receive disability benefits under the Bank’s long-term disability insurance program.

(d)	In the event an NEO is terminated without just cause, the NEO is entitled to collect the severance benefits described above and to exercise the vested stock options awarded to them (see note to column “c” for further information).

(e)	In the event of a termination of employment in connection with a change in corporate control, our NEOs will receive a combination of the severance benefits described above and the right to exercise all of their stock options (see note to column “c” for further information), any restricted stock awards, as well as any unvested Bank contributions to the Bank’s 401(k) plan.

Supplement Executive Retirement Plan

The Company maintains a SERP for certain executives. The SERP is designed to supplement the benefits the executives can receive under the Bank’s 401(k) plan and social security. It is also designed to provide retirement benefits to the executives upon meeting defined age and service requirements. The benefit is payable for life. In the case of the executive’s termination of employment for any reason other than cause, the SERP provides for 50% vesting after five years from the date of employment, and 10% per subsequent year until fully vested. The Company maintains split dollar life insurance policies under the SERP for certain executives. In the event of the executive’s death, the executive’s beneficiary will receive a split dollar benefit in the amount of 80% of the net at-risk life insurance portion of the death benefit. The SERP also provides for annual credits to a liability reserve account. The reserve account is increased or decreased each year by the excess (if any) of the annual after-tax income from life insurance contracts purchased to fund the SERP over an opportunity cost calculated for each plan year. When the SERP benefit becomes payable, the amount accumulated in the reserve account is paid annually in equal installments to the executive over 15 years. None of the current NEOs is a participant in the SERP. There were no other deferred compensation plans available to the NEOs as of December 31, 2009.

Stock Option Plans

The Company maintains three Employee Stock Option Plans. The first plan was approved by the Company’s stockholders on April 25, 1997 (the “1997 Option Plan”) and provides for discretionary awards of options to purchase up to an aggregate of 177,777 shares of Common Stock to officers and key employees of the Company and Bank as determined by a committee of disinterested directors at the fair market value of the Common Stock on the date of grant. The 1997 Option Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“Code”) and is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended. As of December 31, 2009, the Company had no outstanding options to purchase Company Common Stock under the 1997 Option Plan. The second plan was approved by the Company’s stockholders on April 27, 2000 (the “2000 Option Plan”). The 2000 Option Plan reserves 355,554 shares of Common Stock for issuance upon the exercise of options, as well as upon the distribution of restricted stock and deferred share awards. Such shares may be authorized but unissued shares, or shares held in treasury. To the extent awards expire, become unexercisable, or are forfeited for any reason without having resulted in the issuance of Common Stock to award holders, those shares shall be available for the grant of additional awards. As of December 31, 2009, the Company had outstanding options to purchase an aggregate of 167,957 shares of Company Common Stock subject to a five-year vesting schedule under the 2000 Option Plan. The third plan was approved by the Company’s stockholders on May 18, 2006 (the “2006 Option Plan”). The 2006 Option Plan reserves 200,000 shares of Common Stock for issuance upon the exercise of Options, as well as upon the distribution of restricted stock and deferred share awards. Such shares may be authorized but unissued shares, or shares held in treasury. To the extent awards expire, become unexercisable, or are forfeited for any reason without having resulted in the issuance of Common Stock to award holders, those shares shall be available for the grant of additional awards. As of December 31, 2009, the Company had outstanding options to purchase an aggregate of 15,862 shares of Company Common Stock and combined grants of 98,005 shares of restricted stock and restricted share units under the 2006 Option Plan.

Securities Authorized for Issuance under Equity Compensation Plans

A table of the Equity Compensation Plan Information as of December 31, 2009 is shown below:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	281,824	$4.58	124,818
Equity compensation plans not approved by security holders	—	—	—

Total	281,824	$4.58	124,818

Employee Stock Purchase Plan

The Company maintains an Employee Stock Purchase Plan (“ESPP”) that was established in 2007. All employees of the Company and its designated affiliates (including designated related entities for sub-plans) who have been employed by the Bank for at least one (1) year are eligible to participate in the ESPP, except persons whose customary employment is less than 20 hours per week or five months per year. Persons who are deemed for purposes of Section 423(b)(3) of the Code to own shares of Common Stock possessing 5% or more of the total combined voting power or value of all classes of Common Stock or shares of a subsidiary are ineligible to participate in the ESPP.

The price per share of Common Stock sold under the ESPP during an offering (a thirty-day period) is equal to 95% of the Fair Market Value of a share of the Company’s Common Stock on the last day of the offering, which is typically the last day of each month. Employees purchased 4,136 shares of common stock through the ESPP during 2009.

Certain Transactions with Directors and Management

The Bank has adopted a written policy which requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Commencing July 1, 2001, the Bank entered into a three year lease agreement for the second floor space in the Bank’s headquarters building with Heim and Associates, P.A. (now HeimLantz Professional Corporation), an accounting firm whose President F. Carter Heim is a Director of the Company and the Bank and holder of 0.45% of Company common stock. The original lease term of three years expired June 30, 2004. The final lease term was extended until December 2009. The lease is expired. The original lease rate was based on market rates at the inception of the lease as determined by an independent commercial real estate services firm not affiliated with the Company or the Bank. The 2009 lease rate of $197 thousand per annum was the result of market-based increases enacted when renewal options were exercised. Total lease payments received under this lease agreement were $171 thousand and $190 thousand for the years ended December 31, 2009 and 2008, respectively.

On January 19, 2007, the Bank entered into a consulting agreement with Director Kendel S. Ehrlich, holder of 0.18% of the Company’s common stock. Under the terms of the contract Ms. Ehrlich assists the Bank in developing new customer relationships. In addition to the fees paid to Ms. Ehrlich as a Director of the Bank, Ms. Ehrlich receives a monthly payment of $2,944. In 2009 and 2008, Ms. Ehrlich earned $35,328 per year under the contract.

The Company paid $27,052 and $540 in 2009 and 2008 respectively, to the law firm of Klos, Lourie and Leahy, P.A., of which Director Klos is a partner.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers (as defined in regulations promulgated by the Securities and Exchange Commission (“SEC”) thereunder) and directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of copies of reports of ownership furnished to the Company, or written representations that no forms were necessary, to the Company’s knowledge no officer, director or greater than ten percent beneficial owner of the Company failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 2009 except for Mr. Hug who filed a late Form 4 on August 28, 2009 to report a purchase of Common Stock on August 25, 2009.

Report of the Audit Committee

The following report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such the Securities Act or the Exchange Act.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2009 with management and the independent registered public accountants. In this process, the Committee met with the independent registered public accountants, with and without management present, to discuss the results of the registered public accountants’ examinations and the overall quality of the Company’s financial reporting.

The Committee has discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Accounting Oversight Board in Rule 3200T. In addition, the Committee has received the written disclosures and letter from Stegman & Company as required by the Public Company Accounting Oversight Board in Rule 3526, Communications with Audit Committees Concerning Independence and has discussed with Stegman & Company its independence and has received confirmation from Stegman & Company that it is independent of the Company in compliance with Public Company Accounting Oversight Board Rule 3520.

Based on the Committee’s discussions with management and the independent registered public accountants referred to above, the representations of the independent registered public accountants and the Committee’s review of the report of the independent registered public accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

AUDIT COMMITTEE:

F. Carter Heim – Chairman

Clyde E. Culp, III

Lawrence W. Schwartz

PROPOSAL 2. ADVISORY VOTE ON EXECUTIVE COMPENSATION

The ARRA was signed into law on February 17, 2009, and imposes significant new requirements for and restrictions relating to the compensation arrangements of financial institutions that received government funds through the Troubled Asset Relief Program (“TARP”). These new executive compensation compliance requirements will be effective for both new and existing TARP recipients during the period that any obligation arising from financial assistance provided to the Company under the TARP remains outstanding pursuant to the TARP Capital Purchase Program (“CPP”), excluding any period in which the U.S. Department of the Treasury only holds warrants to purchase the common stock of the Company. The Company is a TARP recipient because of its participation in the CPP, pursuant to which the Company issued preferred stock and warrants to purchase the Company’s common stock to the U.S. Department of the Treasury.

The ARRA requires, among other things, that all participants in the TARP permit a non-binding stockholder vote to approve the compensation of the Company’s executives, commonly referred to as “Say-on-Pay” proposal.

As provided in the ARRA, the vote is not binding on the Company’s Board of Directors and may not be construed as overruling a decision by the Board of Directors, nor creating or implying any additional fiduciary duty by the Board of Directors, nor may it be construed to restrict or limit the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. However, the Compensation Committee may take into account the outcome of the vote when considering future executive compensation arrangements.

Stockholders are encouraged to carefully review the “Executive Compensation” section of this Proxy Statement and the tabular disclosure regarding named executive officer compensation for a detailed discussion of the Company’s executive compensation program.

The purpose of the Company’s compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to the Company’s long-term success and enhance shareholder value. The Board of Directors believes the Company’s compensation policies and procedures achieve this objective, and are strongly aligned with the long-term interests of stockholders. The Company is providing stockholders the opportunity to endorse or not endorse the Company’s executive compensation policies and procedures through the following resolution:

“RESOLVED, that the stockholders of the Company approve the compensation of the Company’s executives named in the Summary Compensation Table of the Company’s Proxy Statement for the 2010 Annual Meeting of Stockholders, including the Executive Compensation section and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF EXECUTIVE OFFICERS AS DESCRIBED IN THE EXECUTIVE COMPENSATION SECTION AND THE TABULAR DISCLOSURE REGARDING NAMED EXECUTIVE OFFICER COMPENSATION (TOGETHER WITH THE ACCOMPANYING NARRATIVE DISCLOSURE) IN THIS PROXY STATEMENT.

PROPOSAL 3. TO APPROVE THE SELECTION OF

INDEPENDENT AUDITOR FOR THE YEAR 2010

The Audit Committee of the Board of Directors of the Company has appointed Stegman & Company, a registered independent public accounting firm, as the Company’s independent registered public accountants, for the year ending December 31, 2010. Stegman & Company has served as independent auditor for the Company and its subsidiary since April 2000. Stegman & Company has advised the Company that neither the firm nor any of its members or associates has any direct financial interest in or any connection with the Company or its subsidiaries other than as independent registered public accountants. A representative of Stegman & Company will be present at the Annual Meeting and will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions.

Although the Company’s bylaws do not require the submission of the selection of independent registered public accountants to the stockholders for approval, the Board of Directors believes it is appropriate to give stockholders the opportunity to ratify the decision of the Audit Committee. Neither the Audit Committee nor the Board will be bound by the stockholders’ vote at the meeting, but if the stockholders fail to ratify the independent registered public accountants selected by the Audit Committee, the Audit Committee may reconsider its selection.

All audit, audit-related, tax and other non-audit services were pre-approved by the Audit Committee, which concluded that the provision of such services by Stegman & Company was compatible with the maintenance of Stegman & Company’s independence in the conduct of its auditing functions. The Audit Committee charter requires that the Audit Committee pre-approve all audit and non-audit engagement fees, and terms and services. On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit Committee is required. The Audit Committee reviews these requests and advises management and the independent auditors if the Audit Committee pre-approves the engagement of the independent auditors for such projects and services. On a periodic basis, the independent auditors report to the Audit Committee the actual spending for such projects and services compared to the approved amounts. The Audit Committee may delegate the authority to grant any pre-approvals to one or more members of the Audit Committee, provided that such member reports any pre-approvals to the Audit Committee at its next scheduled meeting. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee.

The following table presents fees for professional audit services rendered by Stegman & Company for the audit of Annapolis Bancorp’s annual consolidated financial statements for the years ended December 31, 2009 and December 31, 2008 and fees billed for other services rendered by Stegman & Company during those periods.

	Year ended December 31,
	2009	2008
Audit fees (1)	$72,793	$61,299
Audit-related fees (2)	6,500	4,750
Tax fees (3)	5,750	5,650
All other fees	—	—

Total fees	$85,043	$71,699

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and the performance of review procedures in accordance with SAS 100 of Form 10-Q for the quarters ended March 31, 2009 and 2008, June 30, 2009 and 2008 and September 30, 2009 and 2008 respectively, and services that are normally provided by Stegman & Company in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees billed for professional services rendered for the audit of the Company’s Employee Stock Purchase Plan for the years ended December 31, 2008 and 2007.

(3)	Tax Fees consist of fees billed for professional services rendered for federal and state tax return assistance and compliance, tax advice and tax planning and property and other tax return assistance.

Proxies will be voted FOR the Proposal unless otherwise instructed by the Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF STEGMAN & COMPANY AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS TO THE COMPANY FOR THE YEAR 2010.

ADDITIONAL INFORMATION

Stockholder Proposals

Any proposal of a stockholder intended to be presented at the 2011 Annual Meeting of Stockholders must be received by the Company at 1000 Bestgate Road, Suite 400, Annapolis, Maryland 21401 prior to December 15, 2010 to be eligible for inclusion in the proxy statement and form of proxy. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the Rules and Regulations under the Exchange Act.

Any proposal of a stockholder that is not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting of stockholders pursuant to the advance notice procedure set forth in the Company’s Certificate of Incorporation. To properly bring business before an annual meeting of stockholders, the stockholder must give written notice to the Secretary of the Company not less than thirty (30) days nor more than sixty (60) days prior to the annual meeting; provided, however, that if less than forty (40) days notice of the meeting is given to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which notice of the annual meeting was mailed to stockholders. The stockholder’s written notice must set forth certain information specified in the Company’s Certificate of Incorporation.

ANNUAL REPORTS

The Company’s 2009 Annual Report to Stockholders accompanies this Proxy Statement and is available at www.bankannapolis.com. A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2009 may be obtained upon written request to the Secretary of the Company, 1000 Bestgate Road, Suite 400, Annapolis, Maryland 21401, and will be available at the Annual Meeting.

By Order of the Board of Directors

/s/ Rita D. Demma
Rita D. Demma
Secretary

Annapolis, Maryland

April 16, 2010

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN

TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE

ACCOMPANYING PROXY CARD IN THE ENCLOSED

POSTAGE-PAID ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE

HELD ON MAY 20, 2010

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Annapolis Bancorp, Inc., a Maryland Corporation (“The Company”), hereby constitute(s) and appoint(s) the official proxy committee consisting of the following members of the Board of Directors of the Company, Messrs. Joseph C. Baldwin, Walter L. Bennett, IV and F. Carter Heim each with full power of substitution, to act as attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, and to vote all shares of common stock of the Company which the undersigned would be entitled to vote if then personally present at the Annual Meeting of Stockholders, to be held on May 20, 2010 at 6:00 PM, Eastern Daylight Savings Time, at the BankAnnapolis Headquarters Building, 1000 Bestgate Road, Annapolis, Maryland 21401, and at any and all adjournments thereof, in the manner specified and on any other business as may properly come before the meeting.

Address change / comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

000006YB07_2 R2.09.05.010

ANNAPOLIS BANCORP, INC.

1000 BESTGATE ROAD SUITE 400

ANNAPOLIS, MD 21401

ATTN: MARGARET THEISS FAISON

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote FOR the following:

For All Withhold All For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees

01 Clyde E. Culp, III 02 Kendel S. Ehrlich 03 Richard E. Hug 04 Stanley J. Klos, Jr. 05 Richard M. Lerner

The Board of Directors recommends you vote FOR the following proposal(s): For Against Abstain

2 To approve on a non-binding advisory basis, the compensation of the Company’s executive officers named in the Summary Compensation Table of the Proxy Statement.

3 The ratification of Stegman & Company as the Company’s independent registered public accountants for the year ending December 31, 2010.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. This Proxy is solicited on behalf of the Board of Directors. This proxy will be voted in accordance with the instructions gives herein. If no instructions are given, this proxy when signed will be voted for each of the nominees as directors under Proposal 1. for Proposals 2. and 3., and at the Proxies’ discretion, upon any other matters that way properly come before the meeting and any adjournment(s) thereof.

For address change/comments, mark here,

(see reverse for instructions) Yes No

Please indicate if you plan to attend this meeting

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date